Exhibit 10.1

FOURTH AMENDMENT TO CREDIT AGREEMENT

THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of May 5, 2017 (“Fourth Amendment Effective Date”), to the Credit Agreement referenced below is by and among SYNNEX CORPORATION, a Delaware corporation (the “Borrower”), the Guarantors identified on the signature pages hereto, the Lenders identified on the signature pages hereto and BANK OF AMERICA, N.A., in its capacity as Administrative Agent (in such capacity, the “Administrative Agent”) and an L/C Issuer.

W I T N E S S E T H

WHEREAS, credit facilities have been extended to the Borrower pursuant to the Credit Agreement (as amended, modified, supplemented, increased and extended from time to time, the “Credit Agreement”) dated as of November 27, 2013 by and among the Borrower, the Guarantors identified therein, the Lenders identified therein, the L/C Issuers identified therein and Bank of America, N.A., as Administrative Agent, Swing Line Lender and an L/C Issuer; and

WHEREAS, the Borrower has requested certain modifications to the Credit Agreement and the Required Lenders have agreed to the requested modifications on the terms and conditions set forth herein.

NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.    Defined Terms. Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement.

2.    Amendments to Credit Agreement.

(a)    Section 8.02. Section 8.02(q) of the Credit Agreement is hereby amended to read as follows:

(q)    Investments consisting of guarantees of the trade credit obligations, real property leases, indemnification and other obligations with respect to deposit accounts, or other obligations of Subsidiaries in the ordinary course of business or in connection with any transaction permitted to be incurred under Section 8.03 (other than Investments constituting Guarantees of Indebtedness); and

(b)    Section 8.03. Section 8.03(m) of the Credit Agreement is hereby amended to read as follows:

(m)    Guarantees with respect to Indebtedness permitted under this Section 8.03 (including, for the avoidance of doubt, customary Guarantees of a Subsidiary that is a seller, servicer or originator of Receivables and Related Assets in connection with the transactions permitted under Section 8.03(f) and Section 8.03(q)); and

(c)    Section 8.03. Section 8.03(q) of the Credit Agreement is hereby amended to read as follows:

(q)    Indebtedness of SYNNEX Canada Limited and its Subsidiaries in an aggregate principal amount not to exceed C$125,000,000 at any time outstanding (including, for the avoidance of doubt, Indebtedness of SYNNEX Canada Limited and its Subsidiaries arising in connection with sales of Receivables and Related Assets contemplated by Section 8.05(f) entered into by SYNNEX Canada Limited and its Subsidiaries; provided that that the outstanding principal amount of all Indebtedness arising in connection therewith does not exceed C$125,000,000 (or its equivalent in another currency or currencies) at any time); and

(d)    Section 8.05. Section 8.05 of the Credit Agreement is hereby amended to replace the “.” at the end of clause (e) with “; and” and to add a new clause (f) immediately following clause (e) to read as follows:

(f)    with respect to the SYNNEX Canada Limited and its Subsidiaries, Dispositions of Receivables and Related Assets by way of a transaction or series of transactions permitted under Section 8.03(q) and pursuant to which such receivables are sold to a third party which is not the Borrower or any of its Subsidiaries, without recourse or with limited recourse of such third party to any of the Borrower or any of its Subsidiaries.

(e)    Section 8.09. Section 8.09(4) of the Credit Agreement is hereby amended to read as follows:

(4)    any document or instrument governing Indebtedness incurred pursuant to (A) Section 8.03(b), (B) Section 8.03(c) (to the extent arising from subordination provisions in favor of the Administrative Agent), (C) Section 8.03(f), (D) Section 8.03(g), (E) Section 8.03(h), (F) Section 8.03(j), (G) Section 8.03(l), (H) Section 8.03(m), (I) Section 8.03(o), (J) Section 8.03(p), (K) Section 8.03(q) or (L) Section 8.03(r),

3.    Conditions Precedent. This Amendment shall be and become effective as of date hereof when all of the conditions set forth in this Section 3 shall have been satisfied:

(a)    Execution of Counterparts of Amendment. Receipt by the Administrative Agent of executed counterparts of this Amendment, properly executed by a Responsible Officer of the signing Loan Party and by the Required Lenders.

(b)    Attorney Costs. The Borrower shall have paid all fees, charges and disbursements of counsel to the Administrative Agent (directly to such counsel if requested by the Administrative Agent) to the extent invoiced prior to or on the Fourth Amendment Effective Date, plus such additional amounts of such fees, charges and disbursements as shall constitute its reasonable estimate of such fees, charges and disbursements incurred or to be incurred by it through the closing proceedings (provided that such estimate shall not thereafter preclude a final settling of accounts between the Borrower and the Administrative Agent).

4.    Amendment is a “Loan Document”. This Amendment is a Loan Document and all references to a “Loan Document” in the Credit Agreement and the other Loan Documents (including, without limitation, all such references in the representations and warranties in the Credit Agreement and the other Loan Documents) shall be deemed to include this Amendment.

5.    Representations and Warranties; No Default. Each Loan Party represents and warrants to the Administrative Agent and each Lender that after giving effect to this Amendment, (a) the representations and warranties of each Loan Party contained in Article VI of the Credit Agreement or any other Loan Document, or which are contained in any document furnished at any time under or in connection herewith or therewith, are true and correct on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and (b) no Default exists.

6.    Reaffirmation of Obligations. Each Loan Party (a) acknowledges and consents to all of the terms and conditions of this Amendment, (b) affirms all of its obligations under the Loan Documents and (c) agrees that this Amendment and all documents, agreements and instruments executed in connection with this Amendment do not operate to reduce or discharge such Loan Party’s obligations under the Loan Documents.

7.    Reaffirmation of Security Interests. Each Loan Party (a) affirms that each of the Liens granted in or pursuant to the Loan Documents are valid and subsisting and (b) agrees that this Amendment and all documents, agreements and instruments executed in connection with this Amendment do not in any manner impair or otherwise adversely affect any of the Liens granted in or pursuant to the Loan Documents.

8.    No Other Changes. Except as modified hereby, all of the terms and provisions of the Loan Documents shall remain in full force and effect.

9.    Counterparts; Delivery. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of this Amendment by facsimile or other electronic imaging means shall be effective as an original.

10.    Governing Law. This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of New York.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be duly executed as of the date first above written.

BORROWER:            SYNNEX CORPORATION,
a Delaware corporation

By:    /s/ Simon Y. Leung
Name: Simon Y. Leung
Title: SVP, General Counsel & Corporate Secretary

GUARANTORS:        SYNNEX FINANCE HYBRID II, LLC,
a California corporation

By:    /s/ Simon Y. Leung
Name: Simon Y. Leung
Title: SVP, General Counsel & Corporate Secretary

LASTING HOLDINGS CORPORATION,
a California corporation

By:    /s/ Simon Y. Leung
Name: Simon Y. Leung
Title: SVP, General Counsel & Corporate Secretary

HYVE SOLUTIONS CORPORATION,
a California corporation

By:    /s/ Simon Y. Leung
Name: Simon Y. Leung
Title: SVP, General Counsel & Corporate Secretary

COMPUTERLAND CORPORATION,
a California corporation

By:    /s/ Simon Y. Leung
Name: Simon Y. Leung
Title: SVP, General Counsel & Corporate Secretary

CONCENTRIX GLOBAL HOLDINGS, INC.,
a Delaware corporation

By:    /s/ Simon Y. Leung
Name: Simon Y. Leung
Title: SVP, General Counsel & Corporate Secretary

[Signature Pages Continue]

CONCENTRIX CORPORATION,
a New York corporation

By:    /s/ Simon Y. Leung
Name: Simon Y. Leung
Title: Director

LICENSE ONLINE, INC.,
a California corporation

By:    /s/ Simon Y. Leung
Name: Simon Y. Leung
Title: SVP, General Counsel & Corporate Secretary

[Signature Pages Continue]

ADMINISTRATIVE
AGENT:            BANK OF AMERICA, N.A.,
as Administrative Agent

By:    /s/ Tiffany Shin
Name: Tiffany Shin
Title: Vice President

LENDERS:	BANK OF AMERICA, N.A., as a Lender and an L/C Issuer

By:    /s/ Christopher G. Fallone
Name: Christopher G. Fallone
Title: Associate

THE BANK OF NOVA SCOTIA,
as a Lender

By:    /s/ Jason Rinne
Name: Jason Rinne
Title: Director

THE BANK OF TOKYO MITSUBISHI UFJ, LTD.,
as a Lender

By:    /s/ Lillian Kim
Name: Lillian Kim
Title: Director

HSBC BANK USA, NATIONAL ASSOCIATION,
as a Lender

By:    /s/ Aleem Shamji
Name: Aleem Shamji
Title: Director

SUMITOMO MITSUI BANKING CORPORATION,
as a Lender

By:    /s/ Masdanori Yoshimura
Name: Masdanori Yoshimura
Title: Director

BMO HARRIS BANK N.A.,
as a Lender

By:    /s/ Josh Hovermale
Name: Josh Hovermale
Title: Director

[Signature Pages Continue]

MIZUHO BANK, LTD.,
as a Lender

By:    /s/ Daniel Guevara
Name: Daniel Guevara
Title: Authorized Signatory

WELLS FARGO BANK, N.A.,
as a Lender

By:    /s/ Richard Adams
Name: Richard Adams
Title: Vice President

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:    /s/ Richard J Ameny Jr.
Name: Richard J Ameny Jr.
Title: Vice President

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By:    /s/ Scott Gross
Name: Scott Gross
Title: AVP

BANK OF THE WEST,
as a Lender

By:    /s/ Rochelle Dineen
Name: Rochelle Dineen
Title: Director, Credit Products